Exhibit 10.25


                                  AMENDMENT TO
                             STOCK OPTION AGREEMENT
                              (ISO/ALTERNATIVE SAR)



     This Agreement made this ______ day of March, 1997, by and between Graco Inc., a Minnesota corporation (the "Company") and _________________________ (the "Employee").

     WHEREAS, the Employee and the Company entered into a Stock Option Agreement (ISO/Alternative SAR), on the 25th day of February, 1993, (the "Option Agreement")which contains provisions permitting the Employee to exercise stock appreciation rights as an alternative to the stock options granted by the Option Agreement to the Employee under the Graco Inc. Long Term Stock Incentive Plan;

     WHEREAS, the parties to the Option Agreement wish to remove the provisions relating to alternative stock appreciation rights from the Option Agreement;

     NOW, THEREFORE, the parties hereby mutually agree, for good and valuable consideration, which is hereby acknowledged, to amend the Option Agreement by deleting the words enclosed in quotation marks and the identified sections from both agreements as follows:

     1.   "/Alternative SAR" from the title;

     2.   "and an alternative SAR" from the first WHEREAS clause;

     3.   Section 1(c) in its entirety; and

     4.   Section 4 in its entirety.


     IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed as of the day and year first above written.


                                   GRACO INC.


                                   __________________________________
                                   By
                                   Its:


                                   __________________________________
                                   Employee